Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent events
(22)	Subsequent events

(a) On March 6, 2017, the Company announced that its subsidiaries were notified verbally by PICC's local branches on March 1, 2017 that PICC was temporarily suspending its business cooperation with the Group on areas in P&C of agency segment, P&C of brokerage segment and claims adjusting segment because certain of PICC’s senior management members was being investigated by the PRC government.

During the year ended December 31, 2016, the Group derived 26.5% of its total revenues from PICC. As of December 31, 2016, the Group has approximately 16.8% of account receivables due from PICC.

(b) On March 6, 2017, a cash dividend policy approved by its Board of Directors on February 28, 2017, was announced by the Company, which provides for an annual cash dividend to shareholders of no less than 30% of the Company's net income attributable to shareholders in the previous fiscal year. The Company expects to declare the first annual cash dividend out of share premium account after the release of its annual report.

(c) On April 6, 2017, the Company announced that it entered into a share purchase agreement with Fosun Industrial Holdings Limited (“Fosun”), a wholly owned subsidiary of Fosun International Limited (00656.HK) for a private placement of 66,000,000 ordinary shares (equivalent to 3,300,000 ADS) of the Company, at purchase price of US$0.44185 per ordinary share equivalent to US$8.837 per ADS), for a total investment of US$29,162.1. The purchase price represents the average closing price of the past 20 trading days prior to the signing of the share purchase agreement between Fosun and the Company on March 29, 2017. Fosun holds 5.3% of the equity interests in the Company post-closing and its purchased shares are subject to a contractual one-year lock-up.